UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2010 (July 28, 2010)

REGENERON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

New York	000-19034	13-3444607
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
Incorporation)

777 Old Saw Mill River Road, Tarrytown, New York 10591-6707
(Address of principal executive offices, including zip code)

(914) 347-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On July 28, 2010, Regeneron Pharmaceuticals, Inc. (“Regeneron”) and Astellas Pharma Inc. (“Astellas”) announced that they had agreed to extend the terms of a March 30, 2007 non-exclusive license agreement, under which Astellas licensed certain rights to use Regeneron’s VelocImmune® technology to discover human monoclonal antibodies. The agreement, which was to expire in June 2013, was extended for ten years, to June 2023. Under the terms of the amended agreement, Astellas will make a $165 million up-front payment to Regeneron in August 2010 (the “Up-Front Payment”). In addition, Astellas will make a $130 million payment to Regeneron in June 2018 (the “Second Payment”), unless the agreement is terminated prior to that date. Astellas is no longer required to make $20 million annual payments to Regeneron in June 2011 or June 2012.

     Astellas has the right to terminate the agreement at any time by providing 90 days advance written notice to Regeneron. Under certain limited circumstances, such as a material breach of the agreement by Regeneron, Astellas may terminate the agreement and receive a refund of a portion of the Up-Front Payment or, if such termination occurs after June 2018, the Second Payment. As per the terms of the original March 30, 2007 license agreement, Regeneron is entitled to receive a mid-single digit royalty on any future sales of antibody products discovered by Astellas using Regeneron’s VelocImmune technology.

     A copy of the press release announcing the amended agreement is furnished as Exhibit 99.1 to this Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

     On July 28, 2010, Regeneron Pharmaceuticals, Inc. issued a press release announcing its financial and operating results for the quarter ended June 30, 2010. The press release is being furnished to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K and is attached as Exhibit 99.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated April 28, 2010 Announcing Extension of March 30, 2007 VelocImmune® License Agreement with Astellas Pharma Inc.

99.2	Press Release dated April 28, 2010 Announcing Financial and Operating Results for the Quarter Ended June 30, 2010

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2010	REGENERON PHARMACEUTICALS, INC.

	By:	/s/ Stuart Kolinski
Name: Stuart Kolinski
Title: Senior Vice President and General Counsel

Exhibit Index

Number	Description
99.1	Press Release dated April 28, 2010 Announcing Extension of March 30, 2007 VelocImmune® License Agreement with Astellas Pharma Inc.

99.2	Press Release dated April 28, 2010 Announcing Financial and Operating Results for the Quarter ended June 30, 2010.